Cavium Announces Financial Results for Q2 2013

SAN JOSE, Calif., July 31, 2013 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the second quarter ended June 30, 2013.

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Revenue in the second quarter of 2013 was $74.2 million, a 6.7% sequential increase from the $69.5 million reported in the first quarter of 2013 and a 34.2% year-over-year increase from the $55.3 million reported in the second quarter of 2012.

Generally Accepted Accounting Principles (GAAP) Results

Net loss attributable to the Company for the second quarter of 2013, on GAAP basis was $4.3 million, or $(0.08) per diluted share compared to $3.2 million, or $(0.06) per diluted share in the first quarter of 2013. Gross margins were 58.3% in the second quarter of 2013 compared to 62.4% in the first quarter of 2013. Total cash and cash equivalents were $97.6 million at June 30, 2013.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the second quarter of 2013 was $12.6 million or $0.23 per diluted share, compared with non-GAAP net income of $10.2 million or $0.19 per diluted share in the first quarter of 2013. Gross margins, on a non-GAAP basis, were 65.8% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis were 18.7% in the second quarter of 2013.

Recent News Highlights

  July 30, 2013 - Altera Demonstrates Interlaken Connectivity with Cavium OCTEON® Multicore Processors
  June 25, 2013 - Industry-Leading Companies Join PLUMgrid's Virtual Network Infrastructure Ecosystem
  June 17, 2013 - Cavium's New OCTEON III family of processors feature latest Imagination Technologies MIPSr5 architecture
  June 4, 2013 - ASUS Selects Cavium's PureVu® SoC for its Wireless Display Adapter for ASUS MeMO Pad FHD10 Tablets
  June 3, 2013 - G-cluster and Cavium Enable Cloud Gaming on the TV
  June 3, 2013 - Cavium Announces New Low Power Dual and Quad Core OCTEON® III SoC Processors
  June 3, 2013 - Cavium Introduces TurboSTOR™ for OCTEON® Processors - Complete Out of the Box Software Solution for Network Attached Storage
  June 3, 2013 - Cavium Launches New Production Ready Small Cell Reference Design with Support for Dual Radio Access Technology
  June 3, 2013 - Cavium to Demonstrate a Broad Range of New SoC Solutions for Enterprise, Service Provider and the Digital Home at Computex 2013
  May 14, 2013 - Cavium TurboDPI™ II Software to Accelerate Development of Deep Packet Inspection Solutions on Emerson Network Power Centellis ATCA Systems
  May 7, 2013 - Cavium Introduces LiquidIO™ Family of 10 Gigabit Server Adapters to enable SDN for Cloud and Datacenters
  May 7, 2013 - Qosmos Leverages Latest Generation of OCTEON® II Processors to Deliver High Performance Network Intelligence
  May 6, 2013 - Cavium to Demonstrate Innovative New Silicon and Software Solutions for the Secure Virtualized Enterprise and Cloud at INTEROP 2013

Cavium, Inc. will broadcast its second quarter 2013 financial results conference call today, July 31, 2013, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	June 30, 2013	March 31, 2013
Net revenue	$ 74,204	$ 69,530
Cost of revenue	30,945	26,159
Gross profit	43,259	43,371
Operating expenses:
Research and development	32,424	32,415
Sales, general and administrative	16,144	15,240
Total operating expenses	48,568	47,655
Loss from operations	(5,309)	(4,284)
Other expense, net:
Interest expense	(375)	(342)
Other, net	(418)	(261)
Total other expense, net	(793)	(603)
Loss before income taxes	(6,102)	(4,887)
Provision for income taxes	677	426
Net loss	(6,779)	(5,313)
Net loss attributable to non-controlling interest	(2,475)	(2,129)
Net loss attributable to the Company	$ (4,304)	$ (3,184)
Net loss attributable to the Company per common share, basic	$ (0.08)	$ (0.06)
Shares used in computing basic net loss per common share	51,493	51,001
Net loss attributable to the Company per common share, diluted	$ (0.08)	$ (0.06)
Shares used in computing diluted net loss per common share	51,493	51,001

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to	June 30, 2013	March 31, 2013
non-GAAP:
GAAP research and development expenses	$ 32,424	$ 32,415
Stock-based compensation and related payroll taxes	(5,099)	(4,042)
Net restructuring related expenses	(38)	(1,174)
Expenses associated from a variable interest entity	(3,531)	(3,585)
Non-GAAP research and development expenses	$ 23,756	$ 23,614
Reconciliation of GAAP sales, general and administrative expenses to non-GAAP
GAAP sales, general and administrative expenses	$ 16,144	$ 15,240
Stock-based compensation and related payroll taxes	(3,732)	(4,149)
Amortization of acquired intangible assets	(200)	(200)
Net restructuring related expenses	246	(914)
Potential contractual settlement payment related to MontaVista automotive business	(1,250)	-
Gain on sale of certain assets	-	747
Non-GAAP sales, general and administrative expenses	$ 11,208	$ 10,724

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data and percentages)

	Three Months Ended
	June 30, 2013	March 31, 2013
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$ 74,204	$ 69,530
GAAP gross profit	43,259	43,371
GAAP gross margin	58.3%	62.4%

Stock-based compensation and related payroll taxes	158	296
Amortization of acquired intangible assets	1,592	1,607
Net restructuring related expenses	(109)	178
Inventory write-down for discontinued consumer products	3,943	-
Non-GAAP gross profit	$ 48,843	$ 45,452
Non-GAAP gross margin	65.8%	65.4%

	Three Months Ended
	June 30, 2013	March 31, 2013
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$ (5,309)	$ (4,284)
Stock-based compensation and related payroll taxes	8,989	8,487
Amortization of acquired intangible assets	1,792	1,807
Net restructuring related expenses	(317)	2,266
Potential contractual settlement payment related to MontaVista automotive business	1,250	-
Inventory write-down for discontinued consumer products	3,943	-
Gain on sale of certain assets	-	(747)
Loss from operations of a variable interest entity	3,531	3,585
Non-GAAP income from operations	$ 13,879	$ 11,114
Non-GAAP income from operations as a percentage of revenue	18.7%	16.0%

	Three Months Ended
	June 30, 2013	March 31, 2013
Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss attributable to the Company	$ (4,304)	$ (3,184)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes:
Cost of revenue	158	296
Research and development	5,099	4,042
Sales, general and administrative	3,732	4,149
Amortization of acquired intangible assets:
Cost of revenue	1,592	1,607
Sales, general and administrative	200	200
Net restructuring related expenses	(317)	2,266
Potential contractual settlement payment related to MontaVista automotive business	1,250	-
Inventory write-down for discontinued consumer products	3,943	-
Gain on sale of certain assets	-	(747)
Net loss of a variable interest entity attributable to the Company	1,225	1,594
Total of non-GAAP adjustments	16,882	13,407
Non-GAAP net income	$ 12,578	$ 10,223

GAAP net loss attributable to the Company per share, diluted	$ (0.08)	$ (0.06)
Non-GAAP adjustments detailed above	0.31	0.25
Non-GAAP net income attributable to the Company per share, diluted	$ 0.23	$ 0.19

GAAP weighted average shares, diluted	51,493	51,001
Non-GAAP share adjustment	3,307	3,705
Non-GAAP weighted average shares, diluted	54,800	54,706

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of
	June 30, 2013	March 31, 2013
Assets
Current assets:
Cash and cash equivalents	$ 97,643	$ 86,511
Accounts receivable, net	44,721	36,127
Inventories	39,563	41,403
Prepaid expenses and other current assets	4,405	3,315
Deferred tax assets	44	508
Total current assets	186,376	167,864
Property and equipment, net	27,200	28,805
Intangible assets, net	56,587	59,037
Goodwill	71,478	71,478
Deferred tax assets, net of current	91	512
Other assets	1,334	1,434
Total assets	$ 343,066	$ 329,130

Liabilities and Equity
Current liabilities:
Accounts payable	$ 19,520	$ 13,110
Other accrued expenses and other current liabilities	8,849	6,698
Deferred revenue	10,597	10,657
Notes payable	1,012	1,012
Capital lease and technology license obligations	14,869	11,984
Total current liabilities	54,847	43,461
Notes payable, net of current portion	8,550	4,500
Capital lease and technology license obligations, net of current	19,723	23,843
Deferred tax liability	1,939	2,617
Other non-current liabilities	2,616	1,847
Total liabilities	87,675	76,268

Equity
Common stock	52	51
Additional paid-in capital	422,553	413,246
Accumulated deficit	(161,580)	(157,276)
Total stockholders' equity attributable to the Company	261,025	256,021
Non-controlling interest	(5,634)	(3,159)
Total equity	255,391	252,862
Total liabilities and equity	$ 343,066	$ 329,130

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, Tel: (408) 943-7104, Email: art.chadwick@cavium.com, or Angel Atondo, Senior Marketing Communications Manager, Tel: (408) 943-7417, Email: angel.atondo@cavium.com